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                                                                    Exhibit 10.9

NEITHER THIS WARRANT NOR THE STOCK FOR WHICH IT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS EXPRESSLY PROVIDED HEREIN. WITHOUT LIMITING THE FOREGOING, NEITHER THIS WARRANT NOR THE STOCK FOR WHICH IT MAY BE EXERCISED MAY BE TRANSFERRED FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF ISSUANCE OF THIS WARRANT OR THE EXERCISE OF THE STOCK PURCHASE RIGHTS HEREUNDER UNLESS PERMITTED BY THE TERMS OF THIS WARRANT AND APPLICABLE LAW.

                              iBIZ TECHNOLOGY CORP.
                          COMMON STOCK PURCHASE WARRANT

         This certifies that, for value received, _______________, an individual ("Holder") is entitled to subscribe for, and purchase from iBIZ TECHNOLOGY CORP., a Florida corporation ("Company"), 400,000 shares, subject to adjustment as set forth in Article II below, ("Warrant Shares") of Common Stock of the Company, par value $.001 per share ("Common Stock"), at the exercise price of $0.75 per share for the first 300,000 shares and $1.00 per share for the remaining 100,000 shares, which prices are subject to adjustment as set forth in
Article II below, ("Exercise Price"), at any time and from time to time beginning on the date of this Warrant as set forth below ("Exercise Date"), and ending on the date that is three (3) years after the date of this Warrant or, if earlier, thirty (30) days from notice of the effectiveness of the Registration Statement described below in Section 3.03 ("Expiration Date"), upon written notice from the Holder to the Company ("Notice") and subject to the terms provided herein.

         This Warrant is subject to the following provisions, terms and conditions:


                                   ARTICLE I.

                         EXERCISE; RESERVATION OF SHARES

         Section 1.01 Warrant Exercise. The rights represented by this Warrant may be exercised by the Holder at any time and from time to time prior to the expiration of this Warrant, upon Notice, by the surrender at the principal office of the Company of this Warrant together with a duly executed subscription in the form annexed hereto ("Subscription Form") and accompanied by payment, in certified or immediately available funds, of the Exercise Price for the number of Warrant Shares specified in the Subscription Form. The shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as hereinabove provided. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant and the number of shares that shall be issued upon such exercise shall be rounded to the nearest whole share without the payment or receipt of any additional consideration.

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         Section 1.02 Certificates. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and a new Warrant in the name of the Holder representing the rights, if any, that shall not have been exercised prior to the Expiration Date with respect to this Warrant shall also be delivered to such Holder within such time, with such new Warrant to be identical in all other respects to this Warrant. The term "Warrant," as used herein, includes any Warrants into which this Warrant may be divided or combined and any subsequent Warrants issued upon the transfer or exchange or reissuance upon loss hereof.

         Section 1.03 Reservation of Shares. The Company represents, warrants, covenants and agrees:

                     (a) That all shares of Common Stock that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

                     (b) That during the period the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

                     (c) If the Common Stock is listed on any national securities exchange or similar trading market, the shares of Common Stock that may be issued upon exercise of this Warrant will, prior to or on the date that a Registration Statement covering the Warrant Shares is effective, also be listed on such exchange subject to notice of issuance.


                                   ARTICLE II.

                                   ADJUSTMENTS

         Section 2.01 Reorganization, Reclassification, Consolidation, Merger or
                      Sale.

                     (a) Capital Events. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including cash) as may have been issued or payable with respect to or in exchange for a number of

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         outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

                     (b) Preservation of Value. In the case of any Capital Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares that may be issued upon exercise of this Warrant and the Exercise Price hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise of the rights represented hereby.

                     (c) Obligation Expressly Assumed. The Company shall not effect any consolidation, merger or sale of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this Warrant, such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

         Section 2.02 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased. Any such increase or decrease, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination, as the case may be, becomes effective.

         Section 2.03 Stock Dividends. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in stock, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

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         Section 2.04 Equitable Adjustment. In the event the Company shall participate in any extraordinary corporate event or transaction not otherwise provided for herein, including a so-called issuer self-tender, there shall be made an equitable and proportionate adjustment in the number of shares issuable upon exercise of this Warrant and the Exercise Price consistent with the principles of other such adjustments provided for in this Article II.

         Section 2.05 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares of the Company owned or held by or for the account of the Company.

         Section 2.06 Minimum Adjustment. No adjustment in the number of shares that may be issued upon exercise of this Warrant as provided in this Article II shall be required unless such adjustment would require an increase or decrease in such number of shares of at least one percent (1%) of the then adjusted number of shares of Common Stock that may be issued upon exercise of this Warrant; provided, however, that any such adjustments that by reason of the foregoing are not required to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, that if the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend, said percentage shall forthwith be proportionately adjusted so as to appropriately reflect the same.

         Section 2.7 Adjustment of Exercise Price. Whenever the number of shares of Common Stock that may be issued upon exercise of this Warrant is adjusted and effective at the time such adjustment is effective, as provided in Sections 2.01, 2.02 and 2.03 of this Article II, the Exercise Price shall be adjusted (to the nearest whole cent) by multiplying each such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock which may be issued upon the exercise of each such Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. The Company may retain a firm of independent certified public accountants (which may not be the regular accountants employed by the Company) to make any required computation, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         Section 2.8 Record Date. In the event that the Company shall not take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article II to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

         Section 2.9 Officer's Certificate. Whenever the Exercise Price shall be adjusted as provided in this Article II, the Company shall forthwith file with its Secretary and retain in the permanent records of the Company, an officer's certificate showing the adjusted Exercise Price determined as provided in this
Article II, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional or fewer shares of Common Stock, and such other facts as may be reasonably necessary to show the reason for and the method of

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computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder.

         Section 2.10 Notice of Adjustment. Upon any adjustment of the number of shares that may be issued upon exercise of this Warrant or the Exercise Price, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares that may be issued upon the exercise of this Warrant and the Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         Section 2.11 Definition of "Common Stock". As used in this Article II, the term "Common Stock" shall mean and include all of the Company's authorized Common Stock of any class as constituted on the date of this Warrant as set forth below, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or stated value in respect of the rights of the holders thereof to participate in dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         Section 2.12 Exclusion of Certain Stock. Notwithstanding anything in this Article II, no adjustment of the Exercise Price or the number of shares to be issued upon exercise of this Warrant shall be made upon, (i) the grant of options under any stock option plan of the Company now existing or hereafter adopted by the Company (as any such plan may be amended from time to time) or
(ii) the issuance of shares of Common Stock upon the exercise of options granted under any such plan or (iii) other events where adjustment is not specifically required by this Warrant.


                                  ARTICLE III.

                   TRANSFER RESTRICTIONS; REGISTRATION RIGHTS

         Section 3.01 Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock that may be issued upon exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, "Securities Laws"); (ii) agrees not to sell, transfer or otherwise dispose of this Warrant, and agrees not to sell, transfer or otherwise dispose of any such shares of Common Stock without registration unless the sale, transfer or disposition of such shares can be effected without registration and in compliance with the Securities Laws; and (iii) agrees not to sell, transfer or otherwise dispose of this Warrant or any portion thereof or interest therein except as otherwise expressly permitted herein. No part of this Warrant or any portion thereof or interest therein may be transferred, whether voluntarily, involuntarily or by operation of law, except to a Permitted Transferee as hereinafter defined. "Permitted Transferee" shall mean a successor by inheritance or intestate succession to any interest in this Warrant or any portion thereof and who accepts by written instrument reasonably acceptable to the Company each of the terms and conditions that govern this Warrant. Without limiting the foregoing, no rights in this Warrant or the stock for which it may be exercised may

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be transferred for twelve (12) months after the date of issuance of this Warrant or the exercise of the stock purchase rights hereunder. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions, unless such shares of Common Stock have been effectively registered under the applicable Securities Laws.

         Section 3.02 Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in Section 3.01.

         Section 3.03 Registration Rights. The following provisions shall apply irrespective of whether the Holder holds this Warrant or has exercised this Warrant and holds Warrant Shares, and shall apply during the period beginning on the date of this Warrant as set forth below ("Issue Date") and continuing until the Expiration Date:

                     (a) The Company shall use reasonable best efforts to, within one year from the Issue Date, include the Warrant Shares in a registration statement ("Registration Statement") filed with the Securities and Exchange Commission under the Securities Act, and have such Registration Statement declared effective no later than the first anniversary after the Exercise Date so that upon issuance the Warrant Shares will be freely tradeable, provided that the Holder shall furnish to the Company all appropriate information in connection therewith as the Company may reasonably request. The Company shall use its reasonable best efforts to ensure that such Registration Statement shall remain continuously effective for ninety (90) days after its effectiveness.

                     (b) The Company shall (i) bear the costs, expenses and fees incurred in connection with any such registration, excluding any broker fees, selling commissions, and out-of-pocket costs and expenses of the Holder; (ii) use its reasonable best efforts to keep any such registration statement effective through the Expiration Date, as amended from time to time, as necessary; (iii) supply prospectuses and other documents as the Holder may reasonably request; (iv) use its reasonable best efforts to register and qualify the Warrant Shares for sale in such states as the Holder designates; (v) do any and all other acts and things that may be necessary or desirable to enable Holder to consummate the public sale or other disposition of the Warrant Shares; and (vi) enter into cross-indemnification arrangements with the Holder with respect to matters arising from such Registration Statement and public offering.

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                                   ARTICLE IV.

                                  MISCELLANEOUS

         Section 4.01 Transfer of Warrants. No right or interest in this Warrant shall be transferable except as provided in Article III.

         Section 4.02 Notices. Any notice or communication to be given pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the fifth business day after mailing.

         Section 4.03 Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant exercised.

         Section 4.04 No Shareholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         Section 4.05 Current Information. The Company shall cause copies of all financial statements and reports, proxy statements and other documents that are provided to its shareholders to be sent by first class mail, postage prepaid, on the date of mailing to such shareholders, to the Holder at the address reflected in the records of the Company.

         Section 4.06 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona.

         Section 4.07 Headings; Interpretation. The section headings used herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation."

         Section 4.08 Successors. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

         Section 4.09 Integrated Agreement; Modification. This Warrant is a complete statement of the agreement of the parties with respect to the subject matter hereof and may be modified only by written instrument executed by the parties.

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         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the ____________ day of ____________, 1999.

ATTEST:                                       iBIZ TECHNOLOGY CORP.



By:                                           By:
    ---------------------------------             ------------------------------
                       Secretary                 Ken Schilling, President
    ------------------,


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                                SUBSCRIPTION FORM
                 (To be Executed only upon Exercise of Warrant)

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of Common Stock of iBIZ TECHNOLOGY CORP., a Florida corporation, that may be issued under this Warrant and herewith delivers the sum of $__________ in full payment of the Exercise Price for such shares, all on the terms and conditions specified in this Warrant. Such shares are to be delivered to such holder at the address reflected in the records of the Company unless contrary instructions are herein given.


Deliver certificates to:


--------------------------------------------------------------------------------


Dated:
        -------------------------------     ------------------------------------
                                            (Signature of Registered Owner)


                                            ------------------------------------
                                            (Street Address)


                                            ------------------------------------
                                            (City)   (State)  (Zip Code)

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                       UNANIMOUS CONSENT OF THE DIRECTORS
                          IN LIEU OF SPECIAL MEETING OF
                            THE BOARD OF DIRECTORS OF
                              IBIZ TECHNOLOGY CORP.


                  The undersigned, being all of the directors of iBIZ TECHNOLOGY CORP., a Florida corporation, hereby consent to the following action taken without a meeting:

                           RESOLVED, that the Warrant attached hereto is hereby
                  approved by the Board, the undersigned having determined that the consideration for the Warrant and the stock obtainable thereunder is adequate, and the President is hereby authorized to issue such Warrant to Scott Waldman.

                  This consent, and all executed counterparts hereof, shall be deemed effective as of the ___ day of __________, 1999, and shall be filed with the minutes of the proceedings of the Board.


                                   DIRECTORS:


                                   ---------------------------------------------
                                   Kenneth Schilling


                                   ---------------------------------------------
                                   Alan M. Smith


                                   ---------------------------------------------
                                   Terry Ratliff


                                   ---------------------------------------------
                                   Mark Perkins

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